SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 11, 2002

DEVELOPERS DIVERSIFIED REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-11690	34-1723097

(State or other Jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3300 Enterprise Parkway, Beachwood, Ohio 44122

Registrant’s telephone number, including area code   (216) 755-5500

N/A (Former name of former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

EX-12 Computation of Ratios
EX-23 Consent of Independent Accountants

Item 5. Other Events

During the period January 1, 2002 through October  25, 2002, Developers Diversified Realty Corporation (the “Company”) completed the acquisition of eleven shopping centers through several transactions. Combined, these shopping centers have approximately 2.9 million square feet of Company-owned gross leasable area. The Company’s aggregate purchase price was approximately $268.5 million. These eleven properties are referred to herein as the “Acquired Properties”.

In February 2002, the Company acquired a 380,000 square foot shopping center located in Independence, Missouri from the Community Center Joint Venture, an equity affiliate, in which the Company has an effective 20% partnership interest, for approximately $33.4 million. This property was previously managed by the Company.

Additionally, in February 2002, the Company filed a registration statement on Form S-11, which was declared effective on February 25, 2002, to register common shares to be issued in connection with the Purchase and Sale Agreement among the Company and Burnham Pacific Properties (“Burnham”), Burnham Pacific Operating Partnership, L.P., and BPP/Van Ness, L.P. Under the terms of the purchase agreement, the Company acquired one real property asset and all of Burnham’s direct and indirect partnership and membership interest in another real property asset in exchange for $65.4 million, consisting of $49.2 million representing approximately 2.5 million common shares offered pursuant to the registration statement on the aforementioned Form S-11, $15.7 million in cash and $0.5 million in liabilities assumed. One property is located in downtown San Francisco, California, which is an eight-story building with over 123,000 square feet of leaseable space and has been designated as a National Historic Landmark. The second property is located in a suburb of San Francisco, and contains over 245,000 square feet of leasable space. These properties were previously managed by the Company.

In June 2002, the Company acquired its partner’s 50% joint venture membership interest in a 230,000 square foot shopping center located in North Canton, Ohio for approximately $11.4 million. This property was previously managed by the Company.

In July 2002, the Company purchased its partners’ 75.25% interest in two shopping center properties and maintained its 24.75% interest through an equity affiliate; a 470,000 square foot shopping center located in Plainville, Connecticut for approximately $44.4 million and a 270,000 square foot shopping center located in San Antonio, Texas for approximately $32.1 million. These properties were previously managed by the Company.

Additionally, in July 2002, the Company acquired five shopping centers (“the Woodmont Acquisition”) from a third party, for approximately $81.8 million. These properties were acquired through a joint venture in which the Company has a 99% interest and the other 1% is owned by an equity affiliate. These shopping centers aggregate 1.0 million square feet and are located in Fort Worth, Texas; Dallas, Texas; Columbia, South Carolina; Birmingham, Alabama and Wichita, Kansas.

Also, the Company intends to enter into an agreement to acquire a 25% interest in Paseo Colorado, a 560,000 square foot shopping center in Pasadena, California of which the Company’s investment is approximately $28.4 million. This property is referred to herein as the “Probable Acquisition Property.”

The acquisition of, or investment in, the Acquired Properties or with respect to the Probable Acquisition Property will be, pursuant to agreements for the sale and purchase of each property or interest therein between each selling entity and the Company. The factors considered by the Company in determining the price to be paid for the properties included their: historical and/or expected cash flow, nature of the tenants and terms of leases in place, occupancy rates, opportunities for alternative and/or new tenancies, current operating costs and taxes on the properties and anticipated changes therein under Company ownership, the outlots and expansion areas available, the physical condition and locations of the properties, the anticipated effect on the Company’s financial results (including particularly Funds From Operations) and the ability to sustain and potentially increase their distributions to Company shareholders and other factors. The Company took into consideration capitalization rates at which it believes other shopping centers have recently sold, but determined the prices it was willing to pay primarily on the factors discussed above related to the properties themselves and their fit with the Company’s operations. Separate independent appraisals were not obtained in connection with the acquisition of the properties by the Company. The Company, after investigation of the properties, is not aware of any material factors, other than those enumerated above, that would cause the financial information reported, where available, to not be necessarily indicative of future operating results.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Financial Statements

•	An audited statement of revenues and certain expenses for the years ended December 31, 2001, 2000 and 1999 and related unaudited financial information for the 2002 period prior to the purchase of the property by the Company or for the six month period ended June 30, 2002 (unaudited) for the following operating shopping centers which were purchased from a related party of the Company:

–	Independence Commons; Independence, MO
–	Connecticut Commons; Plainville, CT
–	Bandera Point; San Antonio, TX

Bandera Pointe began construction in 1999 thus there were no operations in 1999 and only limited operations in 2000. As a result, an audited statement of revenues and certain expenses was not presented for the year ended December 31, 1999.

•	An audited statement of revenues and certain expenses for the year ended December 31, 2001 and related unaudited financial information for the 2002 period prior to the purchase of the property by the Company (unaudited) for the following operating shopping centers:

–	Hilltop Plaza; Richmond, CA
–	Belden Park Crossings Phase I; Canton, OH

•	None of the Acquired Properties constitute a “significant subsidiary” pursuant to the Regulation S-X rules. Audited statements of revenues and certain expenses for the years ended December 31, 2001, 2000 and 1999, as appropriate, and related unaudited financial information for the 2002 period prior to the purchase of the property by the Company or for the six month period ended June 30, 2002 are presented herein only for the Acquired Properties listed above, which represent a majority of the Acquired Properties. An audited statement of revenues and certain expenses for the year ended December 31, 2001 and related unaudited financial information for the 2002 period prior to the purchase of the property by the Company or for the six month period ended June 30, 2002 have not been presented for the following operating shopping centers, as they were individually, and with respect to the Woodmont Acquisition, collectively, below the 5% materiality threshold to require presentation under Regulation S-X Rule 3-14:

–	Van Ness Plaza; San Francisco, CA
–	Fossil Creek; Fort Worth, TX
–	Lakepointe Crossing; Dallas, TX
–	Harbison Court; Columbia, SC
–	Riverchase Promenade; Birmingham, AL
–	Eastgate Plaza; Wichita, KS
–	Financial information for Paseo Colorado (Probable Acquisition Property) is not presented as the property was under redevelopment until the fourth quarter of 2001 with lease-up continuing in 2002 and, accordingly, the related operating information would not be meaningful.

Pro Forma Financial Information (unaudited)

Unaudited pro forma financial information for the Company is presented as follows:

•	Pro forma condensed consolidated balance sheet as of June 30, 2002
•	Pro forma condensed consolidated statements of operations for the six month period ended June 30, 2002 and the year ended December 31, 2001
•	Estimated twelve-month pro forma statement of taxable net operating income and operating funds available for the year ended December 31, 2001

Exhibits

(12) Calculation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends

(23) Consent of Independent Accountants

DEVELOPERS DIVERSIFIED REALTY CORPORATION

June 30, 2002

Page

BELDEN PARK CROSSINGS PHASE I

Report of Independent Accountants	F-3

Statements of Revenues and Certain Expenses for the year ended December 31, 2001 and for the (unaudited) period January 1, 2002 through June 21, 2002	F-4

Notes to Statements of Revenues and Certain Expenses	F-5

CONNECTICUT COMMONS

Report of Independent Accountants	F-8

Statements of Revenues and Certain Expenses for the years ended December 31, 2001, 2000 and 1999 and for the (unaudited) six month period ended June 30, 2002	F-9

Notes to Statements of Revenues and Certain Expenses	F-11

BANDERA POINTE

Report of Independent Accountants	F-14

Statements of Revenues and Certain Expenses for the years ended December 31, 2001 and 2000 and for the (unaudited) six month period ended June 30, 2002	F-15

Notes to Statements of Revenues and Certain Expenses	F-17

INDEPENDENCE COMMONS

Report of Independent Accountants	F-20

Statements of Revenues and Certain Expenses for the years ended December 31, 2001, 2000 and 1999 and for the (unaudited) period January 1, 2002 through February 11, 2002	F-21

Notes to Statements of Revenues and Certain Expenses	F-23

HILLTOP PLAZA

Report of Independent Accountants	F-26

Statements of Revenues and Certain Expenses for the year ended December 31, 2001 and for the (unaudited) period January 1, 2002 through February 28, 2002	F-27

Notes to Statements of Revenues and Certain Expenses	F-28

DEVELOPERS DIVERSIFIED REALTY CORPORATION

June 30, 2002 (Continued)

Page

DEVELOPERS DIVERSIFIED REALTY CORPORATION

(Pro Forma – unaudited):

Condensed Consolidated Balance Sheet as of June 30, 2002	F-30

Condensed Consolidated Statements of Operations for the six month period ended June 30, 2002 and for the year ended December 31, 2001	F-34

Estimated Twelve Month Pro Forma Statement of Taxable Net Operating Income and Operating Funds Available	F-43

Report of Independent Accountants

To the Board of Directors and Shareholders of

Developers Diversified Realty Corporation:

We have audited the accompanying Statement of Revenues and Certain Expenses of Belden Park Crossings Phase I, Canton, Ohio, for the year ended December 31, 2001. This historical statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Developers Diversified Realty Corporation) as described in Note 2 and is not intended to be a complete presentation of Belden Park Crossings Phase I’s revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of Belden Park Crossings Phase I for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Cleveland, Ohio
September 16, 2002

Developers Diversified Realty Corporation

Belden Park Crossings Phase I
Statements of Revenues and Certain Expenses

		For the Period
		January 1, 2002
	For the Year	to
	Ended	June 21, 2002
	December 31, 2001	(unaudited)

Revenues:

Minimum rent	$2,322,889	$1,186,535

Recoveries from tenants	348,487	188,401

Other income	196,180	923

	2,867,556	1,375,859

Certain expenses:

Operating and maintenance	232,713	83,519

Real estate taxes	219,987	109,855

	452,700	193,374

Revenues in excess of certain expenses	$2,414,856	$1,182,485

The accompanying notes are an integral part of these financial statements.

Developers Diversified Realty Corporation

Belden Park Crossings Phase I
Notes to Statements of Revenues and Certain Expenses
For the Period January 1, 2002 to June 21, 2002 (unaudited)
and For the Year Ended December 31, 2001

1. OPERATION OF PROPERTY

The accompanying statements of revenues and certain expenses relate to the operations of Belden Park Crossings Phase I (“the Property”) located in Canton, Ohio, for the period ended June 21, 2002, and for the year ended December 31, 2001. The shopping center began construction in 1995 and was under construction until 1996 when it became substantially available for its tenants.

As of December 31, 2001, the Property was owned 100% by DOTRS LLC. DOTRS LLC’s two 50% members were Developers Diversified Realty Corporation (the “Company”) and OTR, an Ohio general partnership, acting as a nominee of The State Teachers Retirement Board of Ohio. During 2002, DOTRS LLC contributed its interest in the Property to a separate wholly owned entity, Belden Park Crossings Phase I LLC (“BPCI”), and distributed to each of the two members of DOTRS LLC a 50% interest in BPCI. The Company also served as the property manager.

On June 21, 2002, the Company purchased the 50% membership interest held by OTR in BPCI and thus became the sole owner of BPCI, the owner of the Property.

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting.

The accompanying financial statements are not representative of the actual operations for the periods presented. As required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be earned or incurred by the Company in the future operation of the Property, have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation on the building and improvements, property management and administrative fees, interest expense, professional fees, loss on sale of property and other general and administrative costs not directly related to the future operation of the Property.

Developers Diversified Realty Corporation

Belden Park Crossings Phase I
Notes to Statements of Revenues and Certain Expenses
For the Period January 1, 2002 to June 21, 2002 (unaudited)
and For the Year Ended December 31, 2001

Revenue Recognition

Minimum rents from tenants are recognized monthly using the straight-line method. Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the tenant lease provision.

Real Estate

Expenditures for repairs and maintenance items are expensed as incurred. Costs related to the acquisition, development and improvement of the Property and related assets are capitalized.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Risk

The Property’s tenant base includes primarily national and regional retail chains and local retailers; consequently, the Property’s credit risk is concentrated in the retail industry. Revenues derived from the Property’s two largest tenants, Kohl’s Department Store and Dick’s Sporting Goods, aggregated 31% and 30% and 32% and 31%, respectively, of total minimum base rental revenues for the period January 1, 2002 to June 21, 2002 (unaudited) and for the year ended December 31, 2001, respectively.

Interim Statement

The interim financial data for the period January 1 through June 21, 2002 is unaudited; however, in the opinion of the Company, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results for the full year.

Developers Diversified Realty Corporation

Belden Park Crossings Phase I
Notes to Statements of Revenues and Certain Expenses
For the Period January 1, 2002 to June 21, 2002 (unaudited)
and For the Year Ended December 31, 2001

3. TRANSACTIONS WITH RELATED PARTIES

Management fees associated with the Company’s management of the Property have been eliminated for all periods presented as further discussed in Note 2. In accordance with the property management agreement, insurance coverage is provided through the Company’s insurance policies which provide liability and property coverage. The Property remits to the Company, through an independent insurance agent, insurance premiums to fund escrow accounts relating to deductibility clauses with the Company’s insurance policies. These premiums aggregated $19,621 and $46,374 for the period January 1, 2002 to June 21, 2002 (unaudited) and for the year ended December 31, 2001, respectively.

Report of Independent Accountants

To the Board of Directors and Shareholders of

Developers Diversified Realty Corporation:

We have audited the accompanying Statements of Revenues and Certain Expenses of Connecticut Commons, Plainville, Connecticut, for each of the three years in the period ended December 31, 2001. These historical statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these historical statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying historical statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Developers Diversified Realty Corporation as described in Note 2 and are not intended to be a complete presentation of Connecticut Commons’ revenues and expenses.

In our opinion, the historical statements referred to above present fairly, in all material respects, the revenues and certain expenses described in Note 2 of Connecticut Commons for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Cleveland, Ohio
September 16, 2002

Developers Diversified Realty Corporation

Connecticut Commons
Statements of Revenues and Certain Expenses

	For the Years Ended December 31,
	2001	2000	1999

Revenues:
Minimum rent	$5,313,522	$3,349,382	$205,138
Percentage and overage rents	—	63,666	18,997
Recoveries from tenants	1,338,355	837,311	56,930
Other income		27

	6,651,877	4,250,386	281,065

Certain expenses:
Operating and maintenance	618,591	507,080	64,420
Real estate taxes	820,329	302,114	8,107

	1,438,920	809,194	72,527

Revenues in excess of certain expenses	$5,212,957	$3,441,192	$208,538

The accompanying notes are an integral part of these financial statements.

Developers Diversified Realty Corporation

Connecticut Commons
Statement of Revenues and Certain Expenses

For the Six Month
Period Ended
June 30, 2002
(unaudited)

Revenues:
Minimum rent	$3,077,248
Recoveries from tenants	975,018

4,052,266

Certain expenses:
Operating and maintenance	329,423
Real estate taxes	546,337

875,760

Revenues in excess of certain expenses	$3,176,506

The accompanying notes are an integral part of these financial statements.

Developers Diversified Realty Corporation

Connecticut Commons
Notes to Statements of Revenues and Certain Expenses
For the Six Month Period Ended June 30, 2002 (unaudited)
and For the Years Ended December 31, 2001, 2000 and 1999

1. OPERATION OF PROPERTY

The accompanying statements of revenues and certain expenses relate to the operations of Connecticut Commons (“the Property”) located in Plainville, Connecticut for the six month period ended June 30, 2002, and for the years ended December 31, 2001, 2000, and 1999, respectively. The shopping center was under construction until October 1999, when it became substantially available for its tenants. The stabilization of the Property occurred in September 2001. The Property was approximately 100%, 98%, 70% and 54% occupied (based upon Property owned gross leaseable areas) as of June 30, 2002 and December 31, 2001, 2000 and 1999, respectively.

Effective November 7, 2001, the Property was owned by a wholly-owned affiliate of the Retail Value Investment Program LP IA (“RVIP IA”). The partners of RVIP IA included the Prudential Insurance Company of America (“Prudential”) (74.25%), DD Development Company II, Inc. (DD Dev Co II) (24.75%) and Coventry Real Estate Partners, Ltd. (“Coventry”) (1%). Developers Diversified Realty Corporation (the “Company”) has an equity interest in both DD Dev Co II and Coventry. The Company also served as the property manager.

On July 1, 2002, the Company purchased the 74.25% partnership interest owned by Prudential and the 1% partnership interest owned by Coventry and continues to own the 24.75% partnership interest of RVIP IA through its equity interest in DD Dev Co II.

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting.

The accompanying financial statements are not representative of the actual operations for the periods presented. As required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain revenues and expenses, which may not be comparable to the revenues and expenses expected be earned or incurred by the Company in the future operation of the Property, have been excluded. Revenues excluded consist of interest

Developers Diversified Realty Corporation

Connecticut Commons
Notes to Statements of Revenues and Certain Expenses
For the Six Month Period Ended June 30, 2002 (unaudited)
and For the Years Ended December 31, 2001, 2000 and 1999

and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation on the building and improvements, amortization expense, property management and administrative fees, interest expense, professional fees, and other general and administrative costs not directly related to the future operation of the Property.

Revenue Recognition

Minimum rents from tenants are recognized monthly using the straight-line method. Percentage and overage rents are recognized after the tenant’s reported sales have exceeded the sales breakpoint set forth in the applicable lease. Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the tenant lease provision.

Real Estate

Expenditures for repairs and maintenance items are expensed as incurred. Costs related to the acquisition, development and improvement of the Property and related assets are capitalized.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Risk

Connecticut Commons’ tenant base includes primarily national and regional retail chains and local retailers; consequently, the Property’s credit risk is concentrated in the retail industry. Revenues derived from the Property’s largest tenant, Lowe’s of Plainville, aggregated 20%, 23%, 36% and 17%, respectively, of total minimum base rental revenues for the period ended June 30, 2002 (unaudited), and the years ended December 31, 2001, 2000, and 1999, respectively.

Developers Diversified Realty Corporation

Connecticut Commons
Notes to Statements of Revenues and Certain Expenses
For the Six Month Period Ended June 30, 2002 (unaudited)
and For the Years Ended December 31, 2001, 2000 and 1999

Interim Statement

The interim financial data for the six months ended June 30, 2002 is unaudited; however, in the opinion of the Company, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results for the full year.

3. TRANSACTIONS WITH RELATED PARTIES

Management fees associated with the Company’s management of the Property have been eliminated for all periods presented as further discussed in Note 2. In accordance with the property management agreement, insurance coverage is provided through the Company’s insurance policies which provide liability and property coverage. The Property remits to the Company, through an independent insurance agent, insurance premiums to fund escrow accounts relating to deductibility clauses with the Company’s insurance policies. These premiums aggregated $71,068, $70,773, $70,773 and $-0- for the six month period ended June 30, 2002 (unaudited) and for the years ended December 31, 2001, 2000 and 1999, respectively.

Report of Independent Accountants

To the Board of Directors and Shareholders of

Developers Diversified Realty Corporation:

We have audited the accompanying Statements of Revenues and Certain Expenses of Bandera Pointe, San Antonio, Texas, for each of the two years in the period ended December 31, 2001. These historical statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these historical statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying historical statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Developers Diversified Realty Corporation) as described in Note 2 and are not intended to be a complete presentation of Bandera Pointe’s revenues and expenses.

In our opinion, the historical statements referred to above present fairly, in all material respects, the revenues and certain expenses described in Note 2 of Bandera Pointe for each of the two years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Cleveland, Ohio
September 16, 2002

Developers Diversified Realty Corporation

Bandera Pointe
Statements of Revenues and Certain Expenses

	For the Years
	Ended December 31,
	2001	2000

Revenues:
Minimum rent	$2,189,195	$129,167
Recoveries from tenants	485,908	—
Other income	—	140

	2,675,103	129,307

Certain expenses:
Operating and maintenance	262,144	—
Real estate taxes	222,792	22,145

	484,936	22,145

Revenues in excess of certain expenses	$2,190,167	$107,162

The accompanying notes are an integral part of these financial statements.

Developers Diversified Realty Corporation

Bandera Pointe
Statement of Revenues and Certain Expenses

For the Six Month
Period Ended
June 30, 2002
(unaudited)

Revenues:

Minimum rent	$2,075,133

Percentage and overage rents	7,339

Recoveries from tenants	477,112

Other income	155

2,559,739

Certain expenses:

Operating and maintenance	277,083

Real estate taxes	250,967

528,050

Revenues in excess of certain expenses	$2,031,689

The accompanying notes are an integral part of these financial statements.

Developers Diversified Realty Corporation

Bandera Pointe
Notes to Statements of Revenues and Certain Expenses
For the Six Month Period Ended June 30, 2002 (unaudited)
and For the Years Ended December 31, 2001 and 2000

1. OPERATION OF PROPERTY

The accompanying statements of revenues and certain expenses relate to the operations of Bandera Pointe (the “Property”), located in San Antonio, Texas for the six month period ended June 30, 2002, and for the years ended December 31, 2001 and 2000, respectively. The shopping center began construction in 1999 and was under construction until the third quarter of 2001, when it became substantially available for its tenants. There were no operations in 1999 and limited operations in 2000, as there was only one tenant subject to a ground lease during the second half of 2000. The property was approximately 96% occupied (based upon Property owned gross leasable area) as of December 31, 2001.

Effective January 1, 2002, the Property was owned by a wholly-owned affiliate of the Retail Investment Program LP IIIC (“RVIP IIIC”). The partners of RVIP IIIC included the Prudential Insurance Company of America (“Prudential”) (74.25%), DD Development Company II, Inc. (DD Dev Co II) (24.75%) and Coventry Bandera LLC (“Bandera”), a wholly-owned affiliate of Coventry Real Estate Partners, LTD. (“Coventry”) (1%). Developers Diversified Realty Corporation (the “Company”) has an equity interest in both DD Dev Co II and Coventry. The Company also served as the property manager.

On July 26, 2002, the Company purchased the 74.25% partnership interest owned by Prudential and the 1% partnership interest owned by Bandera (through the purchase of Bandera from Coventry) and continues to own the 24.75% partnership interest of RVIP IIIC through its equity interest in DD Dev Co II.

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting.

The accompanying financial statements are not representative of the actual operations for the periods presented. As required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be earned or incurred by the Company in the future operation of the

Developers Diversified Realty Corporation

Bandera Pointe
Notes to Statements of Revenues and Certain Expenses
For the Six Month Period Ended June 30, 2002 (unaudited)
and For the Years Ended December 31, 2001 and 2000

Property, have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation on the building and improvements, amortization expenses, property management and administrative fees, interest expense, professional fees, and other general and administrative costs not directly related to the future operation of the Property.

Revenue Recognition

Minimum rents from tenants are recognized monthly using the straight-line method. Percentage and overage rents are recognized after a tenant’s reported sales have exceeded the applicable sales breakpoint set forth in the applicable lease. Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the tenant lease provision.

Real Estate

Expenditures for repairs and maintenance items are expensed as incurred. Costs related to the acquisition, development and improvement of the property and related assets are capitalized.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Risk

Bandera Pointe’s tenant base includes primarily national and regional retail chains and local retailers; consequently, the Property’s credit risk is concentrated in the retail industry. Revenues derived from the Property’s largest tenants, Linens N’Things and Lowe’s Home Centers, aggregated 8.2% and 7.5%, 9.5% and 13.9%, and 0% and 100%, respectively, of total minimum base rental revenues for the six month period ended June 30, 2002 (unaudited), and for the years ended December 31, 2002 and 2001, respectively.

Developers Diversified Realty Corporation

Bandera Pointe
Notes to Statement of Revenues and Certain Expenses
For the Six Month Period Ended June 30, 2002 (unaudited)
and For the Years Ended December 31, 2001 and 2000

Interim Statement

The interim financial data for the six months ended June 30, 2002 is unaudited; however, in the opinion of the Company, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results for the full year.

3. TRANSACTIONS WITH RELATED PARTIES

Management fees associated with the Company’s management of the Property have been eliminated for all periods presented as further discussed in Note 2. In accordance with the property management agreement, insurance coverage is provided through the Company’s insurance policies which provide liability and property coverage. The Property remits to the Company, through an independent insurance agent, insurance premiums to fund escrow accounts relating to deductibility clauses with the Company’s insurance policies. These premiums aggregated $63,380, $51,298 and $-0-for the six month period ended June 30 2002 (unaudited) and for the years ended December 31, 2001 and 2000, respectively.

Report of Independent Accountants

To the Board of Directors and Shareholders of

Developers Diversified Realty Corporation:

We have audited the accompanying Statements of Revenues and Certain Expenses of Independence Commons, Independence, Missouri, for each of the three years in the period ended December 31, 2001. These historical statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these historical statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying historical statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Developers Diversified Realty Corporation) as described in Note 2 and are not intended to be a complete presentation of Independence Commons’ revenues and expenses.

In our opinion, the historical statements referred to above present fairly, in all material respects, the revenues and certain expenses described in Note 2 of Independence Commons for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Cleveland, Ohio
September 16, 2002

Developers Diversified Realty Corporation

Independence Commons
Statements of Revenues and Certain Expenses

	For the Years Ended December 31,
	2001	2000	1999

Revenues:
Minimum rent	$4,446,703	$4,275,488	$4,128,922
Recoveries from tenants	1,442,722	1,149,069	1,155,044
Other income	127,131	14,737	8,418

	6,016,556	5,439,294	5,292,384

Certain expenses:
Operating and maintenance	589,847	436,719	338,170
Real estate taxes	757,802	726,723	726,723

	1,347,649	1,163,442	1,064,893

Revenues in excess of certain expenses	$4,668,907	$4,275,852	$4,227,491

The accompanying notes are an integral part of these financial statements.

Developers Diversified Realty Corporation

Independence Commons
Statement of Revenues and Certain Expenses

For the Period
January 1 through
February 11, 2002
(unaudited)

Revenues:
Minimum rent	$493,370
Recoveries from tenants	215,741
Other income	6,628

715,739

Certain expenses:
Operating and maintenance	119,159
Real estate taxes	85,123

204,282

Revenues in excess of certain expenses	$511,457

The accompanying notes are an integral part of these financial statements.

Developers Diversified Realty Corporation

Independence Commons
Notes to Statements of Revenues and Certain Expenses
For the Period January 1 through February 11, 2002 (unaudited)
and For the Years Ended December 31, 2001, 2000 and 1999

1. OPERATION OF PROPERTY

The accompanying statements of revenues and certain expenses relate to the operations of Independence Commons (the “Property”), located in Independence, Missouri for the period January 1 through February 11, 2002, and for the years ended December 31, 2001, 2000 and 1999, respectively. The shopping center began construction in 1994 and was under construction until 1995, when it became substantially available for its tenants.

Effective January 1, 2002, the Property was owned 100% by Community Centers Two L.L.C. (“Community Centers Two”) in which Developers Diversified Realty Corporation (the “Company”) held an effective 20% membership interest. The Company also served as the property manager.

On February 11, 2002, the Company purchased the Property from Community Centers Two.

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting.

The accompanying financial statements are not representative of the actual operations for the periods presented. As required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be earned or incurred by the Company in the future operation of the Property, have been excluded. Revenues excluded consist of interest, gain on sale of property and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation on the building and improvements, state taxes, property management and administrative fees, interest expense, professional fees, and other general and administrative costs not directly related to the future operation of the Property.

Developers Diversified Realty Corporation

Independence Commons
Notes to Statements of Revenues and Certain Expenses
For the Period January 1 through February 11, 2002 (unaudited)
and For the Years Ended December 31, 2001, 2000 and 1999

Revenue Recognition

Minimum rents from tenants are recognized monthly using the straight-line method. Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the tenant lease provision.

Real Estate

Expenditures for repairs and maintenance items are expensed as incurred. Costs related to the acquisition, development and improvement of the property and related assets are capitalized.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Risk

Independence Commons’ tenant base includes primarily national and regional retail chains and local retailers; consequently, the Property’s credit risk is concentrated in the retail industry. Revenues derived from the Property’s largest tenants, Kohl’s and AMC Theatre, aggregated 13.5% and 23.1%, 13.5% and 22.0%, 14.3% and 23.3%, and 14.6% and 23.9%, respectively, of total minimum base rental revenues for the period ended February 11, 2002 (unaudited), and for the years ended December 31, 2001, 2000 and 1999, respectively.

Interim Statement

The interim financial data for the period January 1 through February 11, 2002, is unaudited; however, in the opinion of the Company, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results for the full year.

Developers Diversified Realty Corporation

Independence Commons
Notes to Statements of Revenues and Certain Expenses
For the Period January 1 through February 11, 2002 (unaudited)
and For the Years Ended December 31, 2001, 2000 and 1999

3. TRANSACTIONS WITH RELATED PARTIES

Management fees associated with the Company’s management of the Property have been eliminated for all periods presented as further discussed in Note 2. In accordance with the property management agreement, insurance coverage is provided through the Company’s insurance policies, which provide liability and property coverage. The Property remits to the Company, through an independent insurance agent, insurance premiums to fund escrow accounts relating to deductibility clauses with the Company’s insurance policies. These premiums aggregated $28,441, $106,700, $104,345 and $102,252 for the period January 1, 2002 to February 11, 2002 (unaudited) and for the years ended December 31, 2001, 2000 and 1999, respectively.

Report of Independent Accountants

To the Board of Directors and Shareholders of

Developers Diversified Realty Corporation:

We have audited the accompanying Statement of Revenues and Certain Expenses of Hilltop Plaza, Richmond, California, for the year ended December 31, 2001. This historical statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Developers Diversified Realty Corporation dated February 11, 2002) as described in Note 2 and is not intended to be a complete presentation of Hilltop Plaza’s revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of Hilltop Plaza for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Cleveland, Ohio
September 20, 2002

Developers Diversified Realty Corporation

Hilltop Plaza
Statements of Revenues and Certain Expenses

		For the
		Period
		January 1
	For the Year	through
	Ended	February 28,
	December 31,	2002
	2001	(unaudited)

Revenues:

Minimum rent	$2,593,173	$578,328

Recoveries from tenants	949,496	112,198

Other income	1,111	397

	3,543,780	690,923

Certain expenses:

Operating and maintenance	294,014	86,920

Real estate taxes	935,170	134,727

	1,229,184	221,647

Revenues in excess of certain expenses	$2,314,596	$469,276

The accompanying notes are an integral part of these financial statements.

Developers Diversified Realty Corporation

Hilltop Plaza
Notes to Statements of Revenues and Certain Expenses
For the Period January 1 through February 28, 2002 (unaudited)
and For the Year Ended December 31, 2001

1. OPERATION OF PROPERTY

The accompanying statements of revenues and certain expenses relate to the operations of Hilltop Plaza (the “Property”), located in Richmond, California for the period January 1 through February 28, 2002, and for the year ended December 31, 2001. The shopping center began construction in 1994 and was under construction until 1996, when it became substantially available for its tenants. In addition, the shopping center underwent a renovation in 2000 with construction of an expansion pad for Century Theaters being substantially completed during 2001.

On February 28, 2002, Developers Diversified Realty Corporation (the “Company”) purchased the Property from Burnham Pacific Properties. The Company also served as the property manager.

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting.

The accompanying financial statements are not representative of the actual operations for the periods presented. As required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be earned or incurred by the Company in the future operation of the Property, have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation on the building and improvements, property management and administrative fees, professional fees, and other general and administrative costs not directly related to the future operation of the Property.

Revenue Recognition

Minimum rents from tenants are recognized monthly using the straight-line method. Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the tenant lease provision.

Developers Diversified Realty Corporation

Hilltop Plaza
Notes to Statements of Revenues and Certain Expenses
For the Period January 1 through February 28, 2002 (unaudited)
and For the Year Ended December 31, 2001

Real Estate

Expenditures for repairs and maintenance items are expensed as incurred. Costs related to the acquisition, development and improvement of the Property and related assets are capitalized.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Risk

Hilltop Plaza’s tenant base includes primarily national and regional retail chains and local retailers; consequently, the Property’s credit risk is concentrated in the retail industry. Revenues derived from the Property’s largest tenants, Circuit City and Century Theatre, aggregated 14.4% and 20.8% and 19.5% and 7.1%, respectively, of total minimum base rental revenues for the period ended February 28, 2002 (unaudited) and the year ended December 31, 2001, respectively.

Interim Statement

The interim financial data for the period January 1 through February 28, 2002 is unaudited; however, in the opinion of the Company, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results for the full year.

DEVELOPERS DIVERSIFIED REALTY CORPORATION

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 2002

(Unaudited)

The following unaudited pro forma condensed consolidated balance sheet is presented as if the Company’s acquisition of seven shopping centers which occurred subsequent to June 30, 2002 and the Company’s acquisition of a 25% interest in the probable acquisition property (“Probable Acquisition Property”) had occurred on June 30, 2002. This pro forma condensed consolidated balance sheet should be read in conjunction with the pro forma condensed consolidated statements of operations of the Company presented herein and the historical financial statements and notes thereto of the Company included in the Developers Diversified Realty Corporation’s Form 10-Q for the six month period ended June 30, 2002 and Form 8-K dated April 11, 2002 (which financial statements reflect the impact of property sales as discontinued operations pursuant to the provisions of SFAS 144 – “Accounting for the Impairment or Disposal of Long-Lived Assets”) for the year ended December 31, 2001.

The unaudited pro forma condensed consolidated balance sheet does not purport to represent what the actual financial position of the Company would have been at June 30, 2002, nor does it purport to represent the future financial position of the Company.

DEVELOPERS DIVERSIFIED REALTY CORPORATION

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 2002

(IN THOUSANDS)
(Unaudited)

	Company	Pro Forma		Company
	Historical	Adjustments		Pro Forma

Assets

Real estate, net	$2,214,802	$182,774	(a)	$2,397,576

Cash and cash equivalents	11,709	—		11,709

Investments in and advances to joint ventures	266,020	23,449	(b)	289,469

Notes receivable	11,760	—		11,760

Real estate property held for sale	7,095	—		7,095

Other assets	80,781	—		80,781

	$2,592,167	$206,223		$2,798,390

Liabilities and Shareholders’ Equity

Unsecured indebtedness:
Fixed rate senior notes	$327,517	—		$327,517

Variable rate senior notes	100,000	—		100,000

Variable rate term debt	22,120	—		22,120

Revolving credit facility	350,000	174,264	(c)	524,264

	799,637	174,264		973,901

Secured indebtedness:

Revolving credit facility	16,500	—		16,500

Mortgage and other secured indebtedness	520,772	27,700	(d)	548,472

	537,272	27,700		564,972

Total indebtedness	1,336,909	201,964		1,538,873

Accounts payable and accrued expense	48,678	2,868	(a)	51,546

Dividend payable	24,711	—		24,711

Other liabilities	17,720	271	(a)	17,991

	1,428,018	205,103		1,633,121

Minority interests	247,619	1,120	(a)	248,739

Shareholders’ equity:

Class C – Preferred Shares	100,000	—		100,000

Class D – Preferred shares	54,000	—		54,000

Class F – Preferred shares	150,000	—		150,000

Common Shares	7,155	—		7,155

Paid-in-capital	848,895	—		848,895

Accumulated distributions in excess of net income	(146,455)	—		(146,455)

Accumulated other comprehensive loss	(4,603)	—		(4,603)

Less: Unearned compensation – restricted stock	(3,241)	—		(3,241)

Common stock in treasury at cost	(89,221)	—		(89,221)

	916,530	—		916,530

	$2,592,167	$206,223		$2,798,390

DEVELOPERS DIVERSIFIED REALTY CORPORATION

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 2002

(Unaudited)

(a)	Represents the preliminary purchase price allocation of or investment in seven of the Acquired Properties. These properties were purchased by the Company during the period July 1, 2002 through October 25, 2002. The purchase of the seven acquired shopping centers was initially funded through cash, mortgages and other liabilities assumed and borrowings from revolving credit facilities. The initial purchase price, before any contingent consideration that may be payable to the seller, is as follows (in thousands):

		Accounts
		Payable
	Real	and
	Estate,	Accrued	Other	Minority
	Net	Expense	Liabilities	Interests

Connecticut Commons; Plainville, CT	$59,422	$1,458	$—	$241	(1)

Bandera Point; San Antonio, TX	41,504	349	63	61	(1)

Fossil Creek; Fort Worth, TX	9,112	121	56	91	(2)

Lakepointe Crossing; Dallas TX	26,418	351	56	264	(2)

Harbison Court; Columbia, SC	19,316	190	31	193	(2)

Riverchase Promenade; Birmingham, AL	11,185	73	48	112	(2)

Eastgate Plaza; Wichita, KS	15,817	326	17	158	(2)

	$182,774	$2,868	$271	$1,120

(1)	Represents the minority interest associated with the 5% economic interest held by the outside partner, in an equity affiliate in which the Company has a 95% economic interest. This equity affiliate has a 24.75% interest in the properties located in Plainville, CT and San Antonio, TX. For purposes of this pro forma presentation, the minority interest is reflected based upon the percentage of the properties not owned directly by the Company or indirectly by the Company through its ownership in the aforementioned equity affiliate, or 1.2% of the properties. See related elimination of such amount from investments in and advances to joint ventures in (b) below.

(2)	Represents the 1% minority interest associated with the acquisition of the five properties located in Fort Worth, TX; Dallas, TX; Columbia, SC; Birmingham, AL and Wichita, KS.

DEVELOPERS DIVERSIFIED REALTY CORPORATION

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 2002

(Unaudited)

(b)	Represents the elimination of the Company’s 24.75% equity investment, net of the recording of the respective 1.2% minority interest, in two shopping center properties held through joint venture interests located in Plainville, CT and San Antonio, TX (see note (a)). This decrease is offset by the issuance of a note receivable for the 1% minority interest in conjunction with the acquisition of five shopping center properties and the assumed purchase of a 25% interest in the Probable Acquisition Property. Amounts are as follows (in thousands):

Connecticut Commons; Plainville, CT	$(4,580)

Bandera Point; San Antonio, TX	(1,164)

Note Receivable	818

Paseo Colorado; Pasedena, CA	28,375

$23,449

(c)	Increases in the revolving credit facility debt represent amounts needed to fund the net purchase price of seven of the Acquired Properties listed in (a) above and the Probable Acquisition Property listed in (b) above.

(d)	Mortgage debt incurred with the acquisition of Bandera Point located in San Antonio, TX. See note (a).

DEVELOPERS DIVERSIFIED REALTY CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For Six Month Period Ended June 30, 2002
and for the Year Ended December 31, 2001

(Unaudited)

The unaudited pro forma condensed statement of operations for the six month period ended June 30, 2002 is presented as if each of the following transactions had occurred on January 1, 2002; (i) the acquisition by the Company of those Acquired Properties purchased from January 1, 2002 through October 25, 2002; (ii) the acquisition of the Probable Acquisition Property; (iii) the issuance of 2,511,931 common shares of the Company in conjunction with two shopping centers acquired from Burnham in February 2002; (iv) the sale by the Company of 1,747,378 common shares in February 2002 and (v) the sale by the Company of 6,000,000 Class F Depositary Shares in March 2002 and the subsequent redemption of the 4,215,000 Class A and 1,775,000 Class B Depositary Shares in April 2002.

The unaudited pro forma condensed statement of operations for the year ended December 31, 2001 is presented as if each of the following transactions had occurred on January 1, 2001; (i) the acquisition by the Company of those Acquired Properties purchased from January 1, 2002 through October 25, 2002; (ii) the acquisition of the Probable Acquisition Property; (iii) the issuance of 2,511,931 common shares of the Company in conjunction with the acquisition of two shopping centers from Burnham in February 2002; (iv) the sale by the Company of 3,200,000 common shares in December 2001; (v) the sale by the Company of 1,747,378 common shares in February 2002 and (vi) the sale by the Company of 6,000,000 Class F Depositary Shares in March 2002 and the subsequent redemption of the 4,215,000 Class A and 1,775,000 Class B Depositary Shares in April 2002.

The following pro forma information is based upon the historical consolidated results of operations of the Company for the six month period ended June 30, 2002 and the year ended December 31, 2001, giving the effect to the transactions described above. The pro forma condensed consolidated statements of operations should be read in conjunction with the pro forma condensed consolidated balance sheet of the Company presented herein and the historical financial statements and notes thereto of the Company included in the Developers Diversified Realty Corporation’s Form 10-Q for the six month period ended June 30, 2002 and Form 8-K dated April 11, 2002 (which financial statements reflect the impact of property sales as discontinued operations pursuant to the provisions of SFAS 144 – “Accounting for the Impairment or Disposal of Long — Lived Assets”) for the year ended December 31, 2001.

The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions had been completed as set forth above, nor do they purport to represent the Company’s results of operations for future periods.

DEVELOPERS DIVERSIFIED REALTY CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For The Six Month Period Ended June 30, 2002

(In thousands, except share and per share data)
(Unaudited)

						Company
	Company	Acquired		Share		Pro Forma
	Historical	Properties		Offerings		(Unaudited)

Revenues from rental properties	$157,014	$16,295	(a)	$—		$173,309

Management fees and other income	14,730	(450	)(a)			14,280

	171,744	15,845				187,589

Operating and maintenance	19,260	2,301	(a)			21,561

Real estate taxes	20,935	2,095	(a)			23,030

Depreciation and amortization	38,626	2,984	(a)			41,610

General and administrative	13,381	50	(b)			13,431

Interest	38,211	3,276	(a)	(162	)(e)	41,325

	130,413	10,706		(162)		140,957

Income before equity in net income of joint ventures, gain on disposition of real estate and real estate investments, minority interests and discontinued operations	41,331	5,139		162		46,632

Equity in net income of joint ventures	17,617	(923	)(c)(d)			16,694

Gain on disposition of real estate and real estate investments	2,829					2,829

Minority interests	(11,200)	(25	)(a)	—		(11,225)

Income from continuing operations	50,577	4,191		162		54,930

Preferred dividends	(14,077)			1,096	(f)	(12,981)

Income applicable to common shareholders from continuing operations	$36,500	4,191		1,258		$41,949

Per share data:

Basic earnings per share data:

Income applicable to common shareholders from continuing operations	$0.58					$0.65 (g)

Diluted earnings per share data:

Income applicable to common shareholders from continuing operations	$0.57					$0.64 (g)

Weighted average number of common shares (in thousands):

Basic	62,726					65,016

Diluted	63,766					66,056

DEVELOPERS DIVERSIFIED REALTY CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Month Period Ended June 30, 2002 (continued)

(In thousands, except share and per share data)
(Unaudited)

(a)	Reflects revenues and expenses for the six month period ended June 30, 2002 of the properties acquired during 2002 through the earlier of the date of acquisition or June 30, as appropriate, is as follows:

	Effective		Management	Real
Shopping	Date of		Fees &	Estate	Operating &	Depreciation	Interest	Minority
Center	Acquisition	Revenues	Other(3)	Taxes	Maintenance	(1)	(1)	Interest

Independence Commons; Independence, MO	2/11/02	$688	$(39)	$85	$117	$119	$136	$—

Hilltop Plaza; Richmond, CA (2)	2/28/02	798	(46)	135	88	127	4	—

Van Ness Plaza; San Francisco, CA (2)	2/28/02	968	(35)	55	313	137	71	—

Belden Park Crossings; Canton, OH	6/11/02	1,393	(62)	110	81	272	328	—

Connecticut Commons; Plainville, CT	7/01/02	3,838	(86)	546	515	755	794	3	(4)

Bandera Point; San Antonio, TX	7/26/02	2,588	(182)	251	360	535	752	1	(4)

Fossil Creek, Fort Worth, TX	8/31/02	667	—	108	73	116	133	3	(5)

Lakepointe Crossing; Dallas, TX	8/31/02	2,005	—	364	314	335	384	6	(5)

Harbison Court; Columbia, SC	8/31/02	1,301	—	177	164	245	281	4	(5)

Riverchase Promenade; Birmingham, AL	8/31/02	807	—	64	134	142	163	3	(5)

Eastgate Plaza; Wichita, KS	8/31/02	1,242	—	200	142	201	230	5	(5)

		$16,295	$(450)	$2,095	$2,301	$2,984	$3,276	$25

(1)	Determined depreciation utilizing a 31.5 year life for building based on the preliminary purchase price allocation. Interest was calculated at the Company’s estimated interest rate under its lines of credit (2.9%) and/or the following variable interest rates associated with the two mortgage notes incurred and one mortgage note assumed:

Property	Interest Rate	Principal

Independence, MO	Libor + 140 basis points	$27,500

Canton, OH	Libor + 100 basis points	$9,700

San Antonio, TX	Libor + 150 basis points	$27,700

(2)	The acquisition of these properties was financed through the issuance of 2,511,931 common shares of the Company.

(3)	Represents management and other fees earned by the Company for those properties that were managed by the Company prior to their acquisition.

DEVELOPERS DIVERSIFIED REALTY CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Month Period Ended June 30, 2002 (Continued)

(In thousands, except share and per share data)
(Unaudited)

(4)	Represents the effective 1.2% minority interest expense associated with the two shopping center properties located in Plainville, CT and San Antonio, TX.

(5)	Represents the 1% minority interest expense associated with the acquisition of the five properties located in Forth Worth, TX; Dallas, TX; Columbia, SC; Birmingham, AL and Wichita, KS.

(b)	The general and administrative expenses of the Company have been adjusted by $50 to reflect the estimated increased expenses expected to be incurred associated with additional operating personnel and related costs attributable to the increase in the Company’s portfolio of properties resulting from acquisitions and development activities.

(c)	Reflects the elimination of the equity in net income from joint ventures for the six month period ended June 30, 2002 due to the purchase of the properties by the Company as follows:

Independence Commons; Independence, MO	$(13)

Belden Park Crossings; Canton, OH	(380)

Connecticut Commons; Plainville, CT	(373)

Bandera Point; San Antonio, TX	(157)

$(923)

(d)	No revenues and expenses have been included in the pro forma statement of operations for the Probable Acquisition Property contemplated as of October 25, 2002 since the center was under redevelopment until the fourth quarter of 2001 and in the lease-up phase during 2002.

(e)	Reflects the reduction of interest costs relating to variable rate indebtedness effectively repaid with the proceeds from the sale of 1,747,378 common shares completed in February 2002.

(f)	Reflects the adjustment to dividends associated with the issuance of 6,000,000, 8.60% Class F Depositary shares and the redemption of 4,215,000, 9.5% Class A Depositary Shares and 1,775,000, 9.44% Class B Depositary shares.

(g)	Pro forma income per common share is based upon the weighted average number of common shares assumed to be outstanding during 2002 and includes all common shares issued during 2002.

DEVELOPERS DIVERSIFIED REALTY CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Month Period Ended June 30, 2002 (Continued)

(In thousands, except share and per share data)
(Unaudited)

In accordance with the SFAS 128, earnings per share before extraordinary item is calculated as follows (in thousands):

Income from continuing operations	$54,930

Less: Preferred stock dividend	(12,981)

Basic and diluted EPS – Income from continuing operations and applicable to common Shareholders	$41,949

Number of Shares:

Basic – average shares outstanding	65,016

Effect of dilutive securities:

Stock options	963

Restricted stock	77

Diluted average shares outstanding	66,056

Per share data:

Basic earnings per share data:

Income applicable to common shareholders from continuing operations	$0.65

Diluted earnings per share data:

Income applicable to common shareholders from continuing operations	$0.64

DEVELOPERS DIVERSIFIED REALTY CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For The Year Ended December 31, 2001

(In thousands, except share and per share data)
(Unaudited)

						Company
	Company	Acquired		Share		Pro Forma
	Historical	Properties		Offerings		(Unaudited)

Revenues from rental properties	$288,650	$40,224	(a)	$—		$328,874

Management fees and other income	29,667	(1,352	)(a)	—		28,315

	318,317	38,872		—		357,189

Operating and maintenance	34,418	4,232	(a)			38,650

Real estate taxes	36,528	5,124	(a)			41,652

Depreciation and amortization	63,705	6,852	(a)			70,557

General and administrative	24,375	100	(b)			24,475

Interest	81,152	11,644	(a)	(2,987	)(e)	88,045
				(1,764	)(f)	—

Impairment charge	2,895	—		—		2,895

	243,073	27,952		(4,751)		266,274

Income before equity in net income of joint ventures and minority equity investment, gain on disposition of real estate and real estate investments, minority interests and discontinued operations	75,244	10,920		4,751		90,915

Equity in net income of joint ventures	17,010	(1,413	)(c)(d)			15,597

Equity in net loss of minority equity investment	1,550	—		—		1,550

Gain on disposition of real estate and real estate investments	18,297	—				18,297

Minority interests	(21,502)	(46	)(a)	—		(21,548)

Income from continuing operations	90,599	9,461		4,751		104,811

Preferred dividends	(27,262)			1,300	(g)	(25,962)

Income applicable to common shareholders from continuing operations	$63,337	9,461		6,051		$78,849

Per share data:

Basic earnings per share data:

Income applicable to common shareholders from continuing operations	$1.15					$1.26 (h)

Diluted earnings per share data:

Income applicable to common shareholders from continuing operations	$1.14					$1.25 (h)

Weighted average number of common shares (in thousands):

Basic	55,186					62,645

Diluted	55,834					63,293

DEVELOPERS DIVERSIFIED REALTY CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For The Year Ended December 31, 2001 (Continued)

(In thousands, except share and per share data)
(Unaudited)

(a)	Reflects revenues and expenses for the year ended December 31, 2001 of the eleven properties acquired from January 1, 2002 to October 25, 2002.

	Effective		Management	Real
Shopping	Date of		Fees &	Estate	Operating &	Depreciation	Interest	Minority
Center	Acquisition	Revenues	Other(3)	Taxes	Maintenance	(1)	(1)	Interest

Independence Commons; Independence, MO	2/11/02	$5,889	$(87)	$758	$590	$1,060	$2,055	$—

Hilltop Plaza; Richmond, CA (2)	2/28/02	3,564	(143)	935	284	797	48	—

Van Ness Plaza; San Francisco, CA (2)	2/28/02	5,128	(220)	344	1,084	863	813	—

Belden Park Crossings; Canton, OH	6/21/02	2,671	20	220	233	580	857	—

Connecticut Commons; Plainville, CT	7/01/02	6,652	(642)	820	618	1,000	2,410	3	(4)

Bandera Point; San Antonio, TX	7/26/02	2,675	(280)	223	262	472	1,098	1	(4)

Fossil Creek, Fort Worth, TX	8/31/02	1,375	—	215	113	231	486	3	(5)

Lakepointe Crossing; Dallas, TX	8/31/02	4,456	—	727	359	671	1,408	13	(5)

Harbison Court; Columbia, SC	8/31/02	3,177	—	353	278	492	1,030	10	(5)

Riverchase Promenade; Birmingham, AL	8/31/02	1,800	—	129	196	284	596	6	(5)

Eastgate Plaza; Wichita, KS	8/31/02	2,837	—	400	215	402	843	10	(5)

		$40,224	$(1,352)	$5,124	$4,232	$6,852	$11,644	$46

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For The Year Ended December 31, 2001

(In thousands, except share and per share data)
(Unaudited)

(1)	Determined depreciation utilizing a 31.5 year life for building based on the preliminary purchase price allocation. Interest was calculated at the Company’s estimated incurred interest rate under its lines of credit (5.3%) and/or the following variable interest rates associated with one mortgage note incurred and one mortgage note assumed:

Property	Interest Rate	Principal

Canton, OH	Libor + 100 basis points	$10,100
San Antonio, TX	Libor + 150 basis points	$27,700

(2)	The acquisition of these properties was financed through the issuance of 2,511,931 common shares of the Company.

(3)	Represents management and other fees earned by the Company for those properties that were managed by the Company prior to their acquisition.

(4)	Represents the effective 1.2% minority interest expense associated with the two shopping center properties located in Plainville, CT and San Antonio, TX.

(5)	Represents the 1% minority interest expense associated with the acquisition of the five properties located in Forth Worth, TX, Dallas, TX, Columbia, SC, Birmingham, AL and Wichita, KS.

(b)	The general and administrative expenses of the Company have been adjusted by $100 to reflect the estimated increased expenses expected to be incurred associated with additional operating personnel and related costs attributable to the increase in the Company’s portfolio of properties resulting from acquisitions and development activities.

(c)	Reflects the elimination of the equity in net income from joint ventures for the year ended December 31, 2001 due to the purchase of the properties by the Company as follows:

Independence Commons; Independence, MO	$(316)
Belden Park Crossings; Canton, OH	(651)
Connecticut Commons; Plainville, CT	(285)
Bandera Point; San Antonio, TX	(161)

$(1,413)

(d)	No revenues and expenses have been included in the pro forma statement of operations for the Probable Acquisition Property contemplated as of October 25, 2002 since the center was under redevelopment until the fourth quarter of 2001.

(e)	Reflects the reduction of interest costs relating to variable rate indebtedness effectively repaid with the proceeds from the sale of 3,200,000 common shares completed in December 2001.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For The Year Ended December 31, 2001 (Continued)

(In thousands, except share and per share data)
(Unaudited)

(f)	Reflects the reduction of interest costs relating to variable rate indebtedness effectively repaid with the proceeds from the sale of 1,747,378 common shares completed in February 2002.

(g)	Reflects the adjustment to dividends associated with the issuance of 6,000,000, 8.60% Class F Depositary shares and the redemption of 4,215,000, 9.50% Class A Depositary shares and 1,775,000, 9.44% Class B Depositary shares.

(h)	Pro forma income per common share is based upon the weighted average number of common shares assumed to be outstanding during 2001 and includes all common shares issued in 2001 and 2002.

In accordance with the SFAS 128, earnings per share before extraordinary item is calculated as follows
(in thousands):

Income from continuing operations	$104,811
Less: Preferred stock dividend	(25,962)

Basic and diluted EPS – Income from continuing operations and applicable to common shareholders	$78,849

Number of Shares:
Basic – average shares outstanding	62,645

Effect of dilutive securities:
Stock options	593
Restricted stock	55

Diluted shares – average shares outstanding	63,293

Per share data:

Basic earnings per share data:
Income applicable to common shareholders from continuing operations	$1.26

Diluted earnings per share data:
Income applicable to common shareholders from continuing operations	$1.25

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Estimated Twelve Month Pro Forma Statement of Taxable Net Operating Income and
Operating Funds Available

(Unaudited)

The following unaudited statement is a pro forma estimate of taxable income and operating funds available for the year ended December 31, 2001. The pro forma statement is based on the Company’s historical operating results for the twelve-month period ended December 31, 2001 adjusted for the effect of (i) historical operations of the Acquired Properties purchased from January 1, 2002 through October 25, 2002; (ii) the acquisition of the Probable Acquisition Property; (iii) the issuance of 2,511,931 common shares of the Company in conjunction with the acquisition of two shopping centers from Burnham in February 2002; (iv) the sale by the Company of 3,200,000 common shares in December 2001; (v) the sale by the Company of 1,747,378 common shares in February 2002 and (vi) the sale by the Company of 6,000,000 Class F Depositary Shares in March 2002 and the subsequent redemption of the Class A and B Depositary Shares in April 2002 and certain other items related to operations which can be factually supported. This statement does not purport to forecast actual operating results for any period in the future.

This statement should be read in conjunction with (i) the historical financial statements included in the Company’s Form 8-K dated April 11, 2002 (which financial statements reflect the impact of property sales as discontinued operations pursuant to the provisions of SFAS 144 —“Acounting for the Impairment or Disposal of Long-Lived Assets”) for the year ended December 31, 2001 and the Form 10-Q for the six month period ended June 30, 2002, and (ii) the pro forma condensed financial statements of the Company included elsewhere herein.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Estimated Twelve Month Pro Forma Statement of Taxable Net Operating Income and
Operating Funds Available

(Unaudited)

Estimate of Taxable Net Operating Income (in thousands):

DDRC historical income from continuing operations before extraordinary item, exclusive of property depreciation and amortization (Note 1)	$154,304
Acquired Properties — historical earnings from operations, as adjusted, exclusive of depreciation and amortization (Note 2)	16,313
Pro forma adjustments reflecting the decrease in interest expense arising from the utilization of the proceeds from the 3,200,000 common share offering	2,987
Pro forma adjustments reflecting the decrease in interest expense arising from the utilization of the proceeds from the 1,747,378 common share offering	1,764
Pro forma adjustments arising from the issuance of 2,511,931 common shares in connection with the acquisition of two shopping centers in 2002	—
Pro forma adjustments arising from the issuance of Class F Depositary shares and the redemption of the Class A & B Depositary shares	—

Estimated Tax depreciation and amortization (Note 3):
Estimated 2001 tax depreciation and amortization	(50,168)
Pro forma tax depreciation for properties acquired during 2002	(9,218)

Pro forma taxable income before dividends deduction	115,982
Estimated dividends deduction (Note 4)	(121,182)

$—

Pro forma taxable net operating income	$—

Estimate of Operating Funds Available (in thousands):
Pro forma taxable operating income before dividend deduction	$115,982
Add pro forma depreciation	59,386

Estimated pro forma operating funds available (Note 5)	$175,368

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Estimated Twelve Month Pro Forma Statement of Taxable Net Operating Income and
Operating Funds Available

(Unaudited)

Note 1 —	The historical earnings from operations represents the Company’s earnings from operations for the twelve months ended December 31, 2001 as reflected in the Company’s historical financial statements.

Note 2 —	The historical earnings from operations for the properties acquired during 2002 represent the revenues and certain expenses as referred to in the pro forma condensed consolidated statement of operations for the year ended December 31, 2001 included elsewhere herein.

Note 3 —	Tax depreciation for the Company is based upon the Company’s tax basis in the properties which exceeds the historical cost basis, as reflected in the Company’s financial statements in accordance with generally accepted accounting principles, by approximately $161 million before accumulated depreciation. The costs are generally depreciated on a straight-line method over 40-year life for tax purposes.

Note 4 —	Estimated dividends deduction is calculated as follows:

Common share dividend (62,645,000 shares × $1.52 per share)	$95,220
Class A Preferred Shares	—
Class B Preferred Shares	—
Class C Preferred Shares	8,375
Class D Preferred Shares	4,687
Class F Preferred Shares	12,900

$121,182

Note 5 —	Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVELOPERS DIVERSIFIED REALTY CORPORATION

Date October 30, 2002	/s/ William H. Schafer

William H. Schafer
Senior Vice President and Chief Financial Officer